Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CapTerra Financial Group, Inc. (the Company”) on Form 10-K for the period ended herein as filed with the Securities and Exchange Commission (the “Report”), I. James W. Creamer, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

CAPTERRA FINANCIAL GROUP, INC.

Date: March 31, 2010	By:	/s/ James W. Creamer, III
James W. Creamer, III
Chief Executive Officer